Income tax note (Tables)	12 Months Ended
Mar. 31, 2024
Income tax note
Summary of reconciliation of the combined Canadian federal and provincial statutory income tax rate to the effective tax rate

	2024	2023
Net Income/(Loss) before recovery of income taxes	(51,159,048)	(3,206,403)
Expected income tax (recovery)/expense	(13,557,148)	(849,679)
Difference in foreign tax rates	966	—
Listing expense	10,992,625	—
Other permanent expenses	2,061,001	—
Change in tax benefits not recognized	502,556	849,679
Income tax (recovery)/expense	—	—

Summary of unrecognized deferred tax asset

Unrecognized deductible temporary differences	2024	2023
Equipment	240	—
Other	124,132	22,035
Non-capital losses carried forward-Canada	1,357,347	—
Non-capital losses carried forward-Australia	164,861	1,699,257
	1,646,580	1,721,292

Summary of non-capital loss carry forwards

Year of expiry	Canada	Australia
2044	1,357,347	—
Indefinite	—	164,861
Total	1,357,347	164,861